COLUMBIA FUNDS SERIES TRUST

Supplement dated March 7, 2008 to the

Statement of Additional Information dated January 1, 2008

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Reserves

Columbia Government Plus Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

(the Funds)

On March 6, 2008, the Board of Trustees (the Board) of Columbia Funds Series Trust (the Trust) approved a proposal to reorganize Columbia Prime Reserves into Columbia Cash Reserves, (the Reorganization). The Reorganization will involve: (i) the transfer of all of the assets of Columbia Prime Reserves attributable to each class of shares in exchange for shares of the corresponding class of shares of Columbia Cash Reserves, as shown in the chart below; (ii) the assumption by Columbia Cash Reserves of the liabilities of Columbia Prime Reserves; and (iii) the distribution of Columbia Cash Reserves’ shares to the relevant shareholders of Columbia Prime Reserves in liquidation of the Fund. Upon consummation of the Reorganization, shareholders of Columbia Prime Reserves will hold shares of the corresponding class of Columbia Cash Reserves with a total dollar value equal to the total dollar value of the shares of Columbia Prime Reserves that they held immediately prior to the Reorganization. The Reorganization is subject to several conditions to closing, including receipt of a legal opinion to the effect that the Reorganization will not be a taxable event for federal income tax purposes. The Reorganization, which is not subject to a shareholder vote and does not require any action to be taken by any shareholder, is expected to close on March 10, 2008.

NB Funding Company LLC, an affiliate of Columbia Management Advisors, LLC and a subsidiary of Bank of America Corporation, previously entered into a Capital Support Agreement (the Agreement) with the Trust for the benefit of Columbia Cash Reserves, Columbia Money Market Reserves and Columbia Prime Reserves. On March 6, 2008, the Board approved amendments to the Agreement to remove Columbia Prime Reserves as a party upon closing of the Reorganization, and to reduce the maximum contribution amount available thereunder from $189 million to $120.2 million in light of a sale by Columbia Prime Reserves of certain portfolio securities covered by the Agreement.

On March 6, 2008, the Board also approved a modification to the Funds’ non-fundamental policy regarding investments in illiquid securities. Each Fund’s statement of policy regarding investments in illiquid securities is modified by adding the following sentence:

The Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

Upon consummation of the Reorganization, Columbia Prime Reserves will be liquidated and, accordingly, will no longer be offered to investors under the Statement of Additional Information supplemented hereby. All references to Columbia Prime Reserves in the Statement of Additional Information are hereby removed, effective upon consummation of the Reorganization.